                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                             ___________________


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 10, 1995
______________________________________________________________________________


                    Horizon/CMS Healthcare Corporation

         (Exact name of registrant as specified in its charter)

______________________________________________________________________________


           DELAWARE                     1-9369                91-1346899
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

______________________________________________________________________________


6001 INDIAN SCHOOL ROAD, N.E., SUITE 530, ALBUQUERQUE, NM        87110
      (Address of principal executive offices)                 (Zip Code)

______________________________________________________________________________


    Registrant's telephone number, including area code:  (505) 881-4961


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995 (the "Merger Agreement"), by and among Horizon Healthcare Corporation ("Horizon"), CMS Merger Corporation, a wholly owned subsidiary of Horizon ("Merger Sub"), and Continental Medical Systems, Inc. ("CMS"), Merger Sub was merged with and into CMS on July 10, 1995 (the "Merger"). As a result of the Merger, each outstanding share of CMS Common Stock, par value $.01 per share, was converted into .5397 of one share of Horizon Common
Stock, par value $.001 per share, and CMS became a wholly owned subsidiary of Horizon. The conversion ratio of .5397 and the terms of the Merger Agreement were the result of arm's-length negotiations between representatives of CMS and Horizon. For additional information see "The Merger" and "Certain Terms of the Merger Agreement" of the Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 (as supplemented by the Joint Proxy Statement/Prospectus Supplement of June 21, 1995), which is incorporated herein by reference. In connection with the Merger, Horizon changed its name to Horizon/CMS Healthcare Corporation.

     CMS is a diversified provider of medical rehabilitation and physician services. CMS operates 37 freestanding rehabilitation hospitals, provides outpatient rehabilitation services at more than 130 locations and manages 13 inpatient rehabilitation units for general acute care hospitals. CMS also provides contract therapy services in more than 30 states. It is currently Horizon's intention to continue to use the assets owned by CMS for similar uses.

     The Merger Agreement and press release announcing the consummation of the Merger are filed as Exhibits 2 and 99 hereto, respectively, and are specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

          It was impracticable to provide the required historical financial information by the date this Report was filed with the Securities and Exchange Commission (the "Commission"). Horizon will provide such information under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date this Report was required to be filed with the Commission.

     (B)  PRO FORMA FINANCIAL INFORMATION:

          It was impracticable to provide the required pro forma financial information by the date this Report was filed with the Commission and the required information was not available on such date. Horizon will provide such information under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date this Report was required to be filed with the Commission.

     (C)  EXHIBITS:


     2 Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995, by and among Horizon, Merger Sub and CMS (incorporated by reference to Exhibit 2.3 to Amendment No. 1 to Horizon's Registration Statement on Form S-4 (Registration No. 33-59561)).

    99.1 Joint Proxy Statement/Prospectus of Horizon and CMS dated June 6, 1995 (as supplemented by the Joint Proxy Statement/Prospectus Supplement of June 21, 1995) (incorporated by reference to Horizon's Registration Statement on Form S-4 (Registration
               No. 33-59561)).

                                     -1-

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    99.2       Press Release of Horizon dated July 10, 1995.




















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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                                  HORIZON/CMS HEALTHCARE CORPORATION



                                  By: /s/ SCOT SAUDER
                                     ________________________________________
                                  Scot Sauder
                                  Vice President - Legal Affairs,
                                  Secretary and General Counsel

Dated:  July 25, 1995






















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                                EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER                    DESCRIPTION OF EXHIBITS                 PAGE NUMBER
- -------                   -----------------------                 -----------
   2                 Amended and Restated Agreement and
                     Plan of Merger, dated as of May 23,
                     1995, by and among Horizon Healthcare
                     Corporation, CMS Merger Corporation
                     and Continental Medical Systems, Inc.
                     (incorporated by reference to Exhibit
                     2.3 to Amendment No. 1 to Horizon's
                     Registration Statement on Form S-4
                     (Registration No. 33-59561)).

  99.1               Joint Proxy Statement/Prospectus of
                     Horizon and CMS dated June 6, 1995 (as
                     supplemented by the Joint Proxy
                     Statement/Prospectus Supplement of
                     June 21, 1995) (incorporated by reference to Horizon's Registration Statement on
                     Form S-4 (Registration No. 33-59561)).

  99.2               Press Release of Horizon/CMS Healthcare
                     Corporation dated July 10, 1995.




















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